MasterCard Incorporated Fourth-Quarter and Full-Year 2009 Financial Results Conference Call February 4, 2010 Exhibit 99.2

2 Business Update • Economic Overview • Business Trends – SpendingPulse – January Operational Performance

$ 1.85
$ 243
468
38.2%
756
$ 1,225
4Q 2008
Non-GAAP
excl. special items*
$ 2.24
$ 294
468
36.1%
830
$ 1,298
4Q 2009
Actual
21.1 Diluted EPS
20.9 Net income
9.8 Total operating expenses
-
(2.1) ppts
Operating income
Operating margin
6.0 Net revenue
YOY
Non-GAAP
Growth %
4th Quarter Selected Financial Performance
($ in millions, except per share data)
Note: Figures may not sum due to rounding
*See Appendix A for GAAP reconciliations of special items for the three months ended December 31, 2008

4th Quarter 2009 MasterCard Branded
Volume (GDV & Purchase Volume)
Note: Figures may not sum due to rounding
APMEA = Asia Pacific / Middle East / Africa
$US
billions
U.S.
Dollar
Local
Currency
$US
billions
U.S.
Dollar
Local
Currency
APMEA
141 33.7 20.3 95 33.3 18.6
Canada
26 13.2 (1.6) 24 17.0 1.7
Europe
205 15.6 6.9 154 17.4 8.1
Latin America
54 21.1 12.1 31 29.5 12.9
United States
248 (3.4) (3.4) 207 (1.3) (1.3)
Worldwide
674 11.0 5.3 510 11.9 5.7
Purchase Volume Gross Dollar Volume
YOY Growth % YOY Growth %

Domestic Assessments
Cross Border Volume Fees
Transaction Processing Fees
Other Revenues
Rebates & Incentives
Net Revenue

$610
$374
$462
$204
($425)
$1,225
$640
$454
$556
$222
($574)
$1,298
-$625
-$425
-$225
-$25
$175
$375
$575
$775
$975
$1,175
$1,375
4Q 2008 4Q 2009
•
Net Revenue increased 6.0%,
and grew 2.2% on a constant
currency basis
•
Domestic Assessments
increased 4.9%
•
Cross Border Volume Fees
increased 21.4%
•
Transaction Processing Fees
grew 20.3%
•
Other Revenues increased 8.8%
•
Rebates & Incentives
increased 35.1%
4th Quarter Revenue
($ in millions)

4th Quarter Operating Expenses
($ in millions)
•
Total operating expenses
increased 9.8%, or 6.6% on a
constant currency basis *
•
G&A increased 1.6% primarily due
to:
•
Severance-related charges of
$38 million
•
Foreign currency contributed
~2.3 ppts to the increase
•
A&M increased 25.1% primarily
due to:
•
Investments in priority countries
•
Foreign currency contributed
~5.4 ppts to the increase
* See Appendix A for GAAP reconciliations of special items for the three months and twelve months ended December 31, 2008 and 2009
$228
$30
$498
$756
$830
$38
$285
$507
$0
$100
$200
$300
$400
$500
$600
$700
$800
General &
Administrative
Advertising &
Marketing
Depreciation &
Amortization
Total Operating
Expenses
4Q 2008 4Q 2009

Full-Year 2009 Highlights
•
Delivered full-year net income of $1.5 billion and diluted EPS of $11.19
*
•
Achieved full-year net revenue of $5.1 billion
–
Growth of 2.1%, or 3.9% on a constant currency basis
–
Primarily due to pricing adjustments of approx. 6 ppts.
–
Partially offset by impact of cross-border growth
**
and higher
rebates and incentives
•
Total operating expenses declined 6.9%
*
, or 10.5% excluding
severance
•
Improved operating margin by 5.5 ppts., to 44.5%
*
** On a U.S. dollar basis
*See Appendix A for GAAP reconciliations of special items for the twelve months ended December 31, 2008 and 2009

4 Quarter 2009 Cash Flow Statement
and Balance Sheet Highlights
•
Generated $284 million in cash flow from operations
for the quarter ended 12/31/2009
•
Cash, cash equivalents and current available-for-sale
securities of $2.9 billion at 12/31/2009
•
Class B share 2010 programs
th

2010 Outlook and Business Highlights
•
Thoughts for 2010
–
Net Revenue
–
Total Operating Expenses
General & Administrative
Advertising & Marketing
–
Tax rate
–
Operating margin and net income growth
•
Business Highlights for the fourth quarter 2009

10

Appendix A:
GAAP Reconciliations
($ in millions, except per share data)
a – Litigation settlements
b – Amounts have been revised in accordance with the adoption of a new earnings per share accounting standard related to instruments granted in share-based payment transactions on January 1, 2009.
Figures may not sum due to rounding
Three months ended December 31, 2009 Three months ended December 31, 2008
Actual
Special
Items
Non -
GAAP Actual
Special
Items
Non -
GAAP
Litigation settlements
$ -   $ -   $ - $ 6 $ 6 a $ -
Total operating expenses
830 -
830
762 6
756
Operating income
468 -
468 462 6
468
Operating Margin
36.1%
36.1% 37.7%
38.2%
Income before income taxes
458 -
458 445
6
451
Income taxes
164 -
164 206
2
208
Net Income
$ 294 $ -
$ 294 $ 239 $ 4 $ 243
Basic Net Income per Share
$2.25 - $2.25 $1.83 b $0.03
$1.86 b
Diluted Net Income per Share
$2.24 - $2.24 $1.83 b $0.02
$1.85 b

Appendix A (cont.):
GAAP Reconciliations
($ in millions, except per share data)
a – Litigation settlements
b – Gain from the termination of a customer business agreement
c –  Amounts have been revised in accordance with the adoption of a new earnings per share accounting standard related to instruments granted in share-based payment transactions on January 1, 2009.
Figures may not sum due to rounding
For the year ended December 31, 2009 For the year ended December 31, 2008
Actual
Special
Items
Non -
GAAP Actual
Special
Items
Non -
GAAP
Litigation settlements
$ 7   $ 7 a $ - $ 2,483 $ 2,483 a $ -
Total operating expenses
2,839 7
2,832
5,526 2,483
3,043
Operating income (loss)
2,260 7
2,267 (535) 2,483
1,948
Operating Margin
44.3%
44.5% (10.7%)
39.0%
Other income (expense), net
15
-
15 72
75 b
(3)
Total other income (expense)
(42)
-
(42) 151
75
76
Income (loss) before income taxes
2,218
7
2,225 (383)
2,408
2,025
Income taxes (benefit)
755 2
758 (129)
914
785
Net Income (Loss)
$ 1,463 $ 4
$ 1,467 $ (254) $ 1,494 $ 1,239
Basic Net Income (Loss) per Share
$11.19 $0.04 $11.23 $ (1.94) c $11.39
$9.45 c
Diluted Net Income (Loss) per Share
$11.16 $0.03 $11.19 $ (1.94) c $11.35
$9.41 c

Appendix B:
4th Quarter Revenue Detail
6.0% $ 74 $1,225 $1,298 Net revenues
(35.1) (149) (425) (574) Rebates and incentives
13.5 223 1,650 1,873 Gross revenues
8.8 18 204 222 Other revenues
20.3 94 462 556 Transaction processing fees
21.4 81 374 454 Cross border volume fees
4.9% $30 $610 $640 Domestic assessments
2009 vs.
2008
2009 vs.
2008 2008 2009
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31,
($ in millions)
Figures may not sum due to rounding

Appendix C:
4th Quarter G&A Detail
1.6% $8 $499 $507 General and administrative expenses
(30.1) (22) 73 51 Other
7.7 1 13 14 Travel and entertainment
4.5 1 22 23 Data processing
(10.5) (2) 19 17 Telecommunications
4.0 2 50 52 Professional fees
8.7% $28 $322 $350 Personnel
2009 vs.
2008
2009 vs.
2008 2008 2009
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31,
($ in millions)
Figures may not sum due to rounding